UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 5, 2005

                                  Saucony, Inc.
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               (Exact Name of Registrant as Specified in Charter)

       Massachusetts                    000-05083               04-1465840
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(State or Other Juris-               (Commission              (IRS Employer
diction of Incorporation              File Number)           Identification No.)

  13 Centennial Drive, Peabody, Massachusetts                         01960
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  (Address of Principal Executive Offices)                          (Zip Code)

        Registrant's telephone number, including area code: 978-532-9000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02.  Results of Operations and Financial Condition

     On May 5, 2005, Saucony, Inc. announced its financial results for the fiscal quarter ended April 1, 2005. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

     (c)  Exhibits

     The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1 Press Release entitled "Saucony, Inc. Reports First Quarter Fiscal 2005 Results", issued by Saucony on May 5, 2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SAUCONY, INC.
Date:  May 5, 2005                 By:      /s/ Michael Umana
                                         -------------------------------
                                   Michael Umana
                                   Chief Operating Officer,
                                   Executive Vice President,
                                   Finance and Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.                Description

99.1 Press release entitled "Saucony, Inc. Reports First Quarter Fiscal 2005 Results", issued by Saucony on May 5, 2005

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                                                                 Exhibit 99.1

                             ADD FULL TEXT OF PRESS RELEASE HERE